SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                                   (Mark One)

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  --------------------------------------------


      Date of Report (Date of earliest event reported): September 22, 2000


                           Household Direct.com, Inc.
                 (Name of Small Business Issuer in its charter)

          Delaware                                              51-0388634
          --------                                              ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                           HOUSEHOLD DIRECT.com, INC.

                              900 MAIN STREET SOUTH
                          SOUTHBURY, CONNECTICUT 06488

                    (Address of Principal Executive Offices)

                                 (203) 267-1400
                 (Issuer's Telephone Number Including Area Code)


===============================================================================

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 11, 2000, the Company was notified that Wallace Sanders & Company had merged with McGladrey & Pullen, LLP and that Wallace Sanders & Company would no longer be the auditor for the Registrant. On September 21, 2000, the Company appointed the accounting firm of Bloom & Company ("Bloom & Company"), as the Company's new outside auditors, subject to shareholder ratification of such appointment on the Company's next annual meeting or, if called prior thereto, special shareholders' meeting. Due to the Company's increased financing and development activities, as well as the Company's expected future operations, the Board had determined that the Company's requirements would be better served by auditors who are situated in close proximity to the Company's management office and, based on a review of several accounting firms, we selected Bloom & Company, which has public company and auditing experience.

The auditors' report from Wallace Sanders & Company for the Registrant's past two fiscal years were unqualified however the opinions contained an explanatory paragraph expressing uncertainty regarding the continuation of the Company as a going concern.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Wallace Sanders & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Prior to engaging Bloom & Company, the Company consulted with Bloom and Company as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and Bloom & Company did not have substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants' used in deciding to retain Bloom & Company. Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Bloom & Company is expected to audit the Company's financial statements as of and for the period ended December 31, 2000. The Registrant has requested Wallace Sanders & Company to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K. The Company requested that Bloom & Company review this filing and indicated the Company would file any letter with the SEC submitted by Bloom & Company that contained any new information, any clarification of the Company's expression of its views herein, or with respect to which Bloom & Company does not agree with the statements made by the Company herein in response to Item 304(a) of regulation of S-K. Bloom & Company has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southbury, State of Connecticut, on September 22, 2000.

BY:/s/__________________________